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EXHIBIT 32 (b)    CERTIFICATION OF CHIEF FINANCIAL OFFICER


The undersigned certifies pursuant to 18 U.S.C. Section 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: February 13, 2004                          /s/ James Gilbertson
                                                 -------------------------------
                                                 James Gilbertson
                                                 Vice President and
                                                 Chief Financial Officer



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